ETF OPPORTUNITIES TRUST

LAFFER | TENGLER EQUITY INCOME ETF (TGLR)

(the “Fund”)

Supplement dated December 5, 2025
to the Prospectus and Summary Prospectus dated November 30, 2025 and Statement of Additional Information dated November 30, 2025

At a meeting of the Board of Trustees (the “Board”) of ETF Opportunities Trust held on October 29, 2025, the Board approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which LAFFER|TENGLER Equity Income ETF, an existing series of the Trust (the “Target Fund”) will be reorganized into the Wedbush LAFFER|TENGLER New Era Value ETF (the “Acquiring Fund”), a newly created series of the Wedbush Series Trust (“Wedbush Trust”). The Acquiring Fund is advised by Wedbush Fund Advisers, LLC. Laffer Tengler Investments, Inc. (“LTI”), the current sub-adviser to the Target Fund, also will serve as sub-adviser to the Acquiring Fund after the Reorganization.

The Board determined that the Reorganization, with respect to the Target Fund, is in the best interest of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The board of trustees of the Wedbush Trust has determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, other than a seed capital investor holding a nominal number of shares, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholder’s interests.

The Plan will provide for the transfer of all of the assets of the Target Fund to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Target Fund to its shareholders in complete liquidation of the Target Fund.  If the Plan is approved and the Reorganization is completed, shareholders of the Target Fund at the time of the Reorganization will receive shares of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of shares of the Acquiring Fund held by the shareholder immediately prior to the Reorganization.

LTI will serve as investment sub-adviser to the Acquiring Fund, and it is expected that the Acquiring Fund’s portfolio will be managed by the same portfolio manager at LTI who is currently responsible for the day-to-day management of the Target Fund’s portfolio. The investment objective, principal investment strategies, principal investment risks and investment limitations of the Acquiring Fund will be similar in all material respects to those of the Target Fund.

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Target Fund do not approve the Reorganization, then the Reorganization will not be implemented, and the Board may consider additional actions with respect to the Target Fund.

In the coming weeks, shareholders of record of the Target Fund will receive a combined proxy statement and prospectus with respect to the proposed Reorganization (the “Proxy Statement/Prospectus”). More information regarding the Target Fund, Acquiring Fund and the Reorganization, as well as information regarding the factors the Board considered in approving the Reorganization, will be included in the Proxy Statement/Prospectus. A special meeting of shareholders of the Target Fund to consider the Reorganization described herein will be held at a future date as will be noted in the Proxy Statement/Prospectus.

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This Supplement and the existing Prospectus, Summary Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Prospectus, Summary Prospectus and Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-833-759-6110.